SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                               September 30, 1995



                               BELMAC CORPORATION
                         ------------------------------
             (Exact name of registrant as specified in its charter)



      Florida                       1-10581                     59-1513162
(State or Other Jurisdiction      (Commission               (I.R.S. Employer
      of Incorporation)            File Number)             Identification No.)



4830 West Kennedy Boulevard, Suite 550, Tampa, FL                  33609
    (Address of Principal Executive Offices)                     (Zip Code)


                                 (813) 286-4401
              (Registrant's Telephone Number, Including Area Code)






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ITEM 5.  OTHER EVENTS.

                  A. In September 1995 the Registrant issued and sold to certain purchasers in a private placement (the "First Offering"), for an aggregate purchase price of $720,000, 120,000 shares of its common stock, $.02 par value (the "Common Stock"), and 12% promissory notes in the aggregate principal amount of $720,000 (the "Notes") which become payable in full upon the earlier of July 31, 1996 or the closing of a public offering of the Registrant's securities (a "Public Offering"). The Notes are convertible into shares of Common Stock, at the option of the holders thereof, at a conversion price of $3.00 per share, for an aggregate of up to 240,000 shares of Common Stock. The Notes are subject to mandatory conversion if no Public Offering is completed by July 31, 1996. Copies of the forms of Subscription Agreement and Investment Letter and 12% Convertible Subordinated Promissory Note between the Registrant and each purchaser in connection with the First Offering are filed as Exhibits 4.1 and 4.2, respectively, to this Report on Form 8-K and the foregoing discussion thereof is qualified in its entirety by reference thereto.

                  B. In October 1995 the Registrant issued and sold to certain purchasers in a private placement (the "Second Offering", and, together with the First Offering, the "Offerings"), for an aggregate purchase price of $1,050,000, 131,250 shares of Common Stock and 12% promissory notes in the aggregate principal amount of $1,050,000 (the "A Notes") which become payable in full upon the earlier of September 30, 1996 or the completion of a Public Offering. The A Notes are subject to mandatory conversion, at a conversion price equal to the average closing price for the Common Stock quoted on the American Stock Exchange for the five trading days immediately preceding September 30, 1996, if no Public Offering is completed by September 30, 1996. Copies of the forms of Subscription Agreement and Investment Letter and 12% Convertible Subordinated Promissory Note between the Registrant and each purchaser in connection with the Second Offering are filed as Exhibits 4.3 and 4.4, respectively, to this Report on Form 8-K, and the foregoing discussion thereof is qualified in its entirety by reference thereto.

                  C. Reference is made to the press release issued by the Registrant on November 3, 1995 (which is filed as Exhibit 99.1 to this Report on Form 8-K and is incorporated herein by reference) respecting the Offerings.




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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA
         FINANCIAL INFORMATION AND EXHIBITS

(a)      Financial Statements: not applicable.

(b)      Pro Forma Financial Information: not applicable.

(c)      Exhibits:


Exhibit Number          Description
--------------          -----------
4.1 (1)                 Form of Subscription Agreement and Investment Letter
                        between the Registrant and each purchaser in connection with the Registrant's First Offering.

4.2 Form of 12% Convertible Subordinated Promissory Note made by the registrant for the benefit of each purchaser in connection with the Registrant's First Offering.

4.3 (1) Form of Subscription Agreement and Investment Letter between the Registrant and each purchaser in connection with the Registrant's Second Offering.

4.4 Form of 12% Convertible Subordinated Promissory Note made by the registrant for the benefit of each purchaser in connection with the Registrant's Second Offering.

99.1                    Press Release issued November 3, 1995 by the Registrant.










__________________________
(1) The exhibits to Exhibits 4.1 and 4.3 have been omitted and the Registrant undertakes to provide them to the Securities and Exchange Commission upon request.


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                                S I G N A T U R E
                                -----------------

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     BELMAC CORPORATION
                                     (Registrant)


Date: November 28, 1995              By: /s/ Michael D. Price
                                        --------------------
                                        Michael D. Price
                                        Vice President & Chief Financial Officer




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                                  EXHIBIT INDEX


Exhibit Number             Description                             Page Number
--------------             -----------                             -----------

4.1 (1)                    Form of Subscription
                           Agreement and
                           Investment Letter
                           between the Registrant
                           and each purchaser in
                           connection with the
                           Registrant's First
                           Offering.

4.2                        Form of 12% Convertible
                           Subordinated Promissory
                           Note made by the
                           registrant for the benefit
                           of each purchaser in
                           connection with the
                           Registrant's First
                           Offering.

4.3 (1)                    Form of Subscription
                           Agreement and
                           Investment Letter
                           between the Registrant
                           and each purchaser in
                           connection with the
                           Registrant's Second
                           Offering.




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4.4                        Form of 12% Convertible
                           Subordinated Promissory
                           Note made by the
                           Registrant for the benefit
                           of each purchaser in
                           connection with the
                           Registrant's Second
                           Offering.

99.1                       Press Release issued
                           November 3, 1995 by the
                           Registrant.



























_____________________________
(1) The exhibits to Exhibits 4.1 and 4.3 have been omitted and the Registrant undertakes to provide them to the Securities and Exchange Commission upon request.



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